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                                                                    EXHIBIT 99.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


               In connection with the Quarterly Report of Majestic Investor Holdings, LLC and Majestic Investor Capital Corp. (collectively, the "Registrant") on Form 10-Q for the quarter ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jon S. Bennett, Vice President and Chief Financial Officer of Majestic Investor Holdings, LLC and Majestic Investor Capital Corp., certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

               (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

               (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

         By:  /s/ Jon S. Bennett
              -------------------------------------
              Jon S. Bennett, Vice President
              and Chief Financial Officer of
              Majestic Investor Holdings, LLC and
              Majestic Investor Capital Corp.
              May 15, 2003


               A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.